                                 FINAL CONTRACT

                         Revision 03, November 17, 1999



                                     between
                       TRAINING DEVICES INTERNATIONAL INC.
                              7367 S.REVERE PARKWAY
                                    BLDG. 2C
                         ENGLEWOOD, COLORADO 80112-3931
                            UNITED STATES OF AMERICA



                       - hereinafter referred to as "TDI"

                                       and

                      HYDRAUDYNE SYSTEMS & ENGINEERING B.V.
                        KRUISBROEKSESTRAAT 1, P.O. BOX 32
                                 5280 AA BOXTEL
                                 THE NETHERLANDS

                    - hereinafter referred to as "HYDRAUDYNE"


                   CONCERNING THE MANUFACTURE AND DELIVERY OF
                    TWO (2) LEVEL C/D MOTION SYSTEMS FOR THE
                          FULL FLIGHT SIMULATOR PROGRAM
                            OF BEECH 1900 SIMULATORS


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                                TABLE OF CONTENTS

1.    EXPLANATION OF TERMS...................................................4

2.    SUBJECT MATTER OF THIS CONTRACT........................................4

3.    TIME SCHEDULE..........................................................5

4.    DEFAULT OF DELIVERY / DELAY............................................5

5.    PLACE OF DESTINATION - INSTRUCTIONS FOR SHIPMENT / TITLE AND RISK......6

6.    LIABILITY INSURANCE....................................................6

7.    WARRANTY...............................................................7

8.    PATENT RIGHTS / OWNERSHIP..............................................7

9.    PRICES.................................................................7

10.   PAYMENT................................................................8

11.   RIGHTS OF USE CONCERNING USER DOCUMENTATION............................8

12.   RIGHTS OF USE CONCERNING COMPUTER SOFTWARE.............................9

13.   EXTRAORDINARY TERMINATION OF CONTRACT, SETTLEMENT OF RESIDUAL CLAIMS...9

14.   SPARES.................................................................9

15.   QUALITY CONTROL.......................................................10

16.   QUALITY INSPECTION, FACTORY TESTING AND ACCEPTANCE....................10

17.   GENERAL ALTERATIONS OF THE CONTRACT...................................11

18.   PARTIAL INVALIDITY....................................................11

19.   VENUE OF JURISDICTION.................................................11

20.   GENERAL PROVISIONS....................................................11

21.   CONTRACT VALIDITY.....................................................12


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                               LIST OF APPENDICES



Appendix 1  Scope of Supply

Appendix 2  Supply Prices

Appendix 3  Hour Rates Hydraudyne Engineers

Appendix 4  Milestone Schedule Motion System 1 and 2

Appendix 5  Technical Specification HSE-6-MS-60-C-5D

Appendix 6  Master Performance Bond document


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1.     EXPLANATION OF TERMS

In this contract, the following abbreviations shall have the meanings shown hereafter. Other abbreviations may be introduced and defined in the relevant sections of this contract.

ABBREVIATION                              EXPLANATION

End User                      End user or owner of simulator

TDI                           Prime contractor, namely:
                              Training Devices International Inc.
                              7367 S. Revere Parkway
                              Bldg. 2C
                              Englewood, Colorado 80112-3931
                              United States of America


HYDRAUDYNE                    Subcontractor of TDI, namely:
                              Hydraudyne Systems & Engineering B.V.,
                              Kruisbroeksestraat 1, P.O. Box 32,
                              5280 AA Boxtel, The Netherlands

RFT Shall mean the simulator and its subsystems are Ready For Training as deemed by TDI.


2.     SUBJECT MATTER OF THIS CONTRACT

2.1. HYDRAUDYNE shall be fully and exclusively responsible to TDI for the correct execution of this contract with respect to the deliverable items (material and services) to be provided hereunder on the commercial, technical, time schedule and quality assurance levels in accordance with the provisions of this contract and its appendices.

2.2. HYDRAUDYNE as a specialist company and having knowledge of the intended use of the subject matter of this contract undertakes to provide the following services and to supply the following "Works".

2.2.1. Manufacture, installation, commissioning and tuning of the first delivered motion system. Manufacture, and installation assistance of the second motion system.

2.2.2. Delivery of Documentation to the extent described in Appendix 1.

2.2.3. FAA certification and tuning support of the first motion system as described in Appendix 1, item 13.

2.2.4. Training Courses as described in Appendix 1.


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2.3.  The minimum performance of the system shall conform to Technical
      Specification HSE-6-MS-60-C-5D, Appendix 5 with an enhanced bandwidth (frequency response) of 0.1-4 hertz in heave mode, not to exceed
      45 DEG., and FAA AC 120-40B motion criteria for level C/D. Design changes are not included in the supply price and have not been taken in consideration in the mile stone schedule. Design changes may result in an increase of the supply price and/or a delay in delivery time.

3.    TIME SCHEDULE

3.1. HYDRAUDYNE shall keep the delivery dates as per Appendix 4 (Milestone Schedule) for the services and supplies as described in Appendix 1.


4.    DEFAULT OF DELIVERY / DELAY

4.1. In the event that HYDRAUDYNE is delayed in meeting any date specified in the Milestone Schedule, HYDRAUDYNE shall promptly provide to TDI possible work-around plans to minimize the delay on the Program. Such plans may include the assignment of additional personnel, increase in required hours of work, acceleration of effort on parallel tasks, and other planned efforts that are designed to overcome the effect of the delay.

4.2. In the event that HYDRAUDYNE anticipates that it will be or actually is delayed by a cause that is the result or fault of HYDRAUDYNE from meeting any date specified in the Milestone Schedule, HYDRAUDYNE shall promptly provide to TDI possible recovery plans to minimize the delay.

4.3. In the event that dates specified in the Milestone Schedule is not observed by sole fault of HYDRAUDYNE or its supplies, HYDRAUDYNE shall pay TDI a penalty of 0.5% of the value of the delayed delivery or service, per week of delay. If the delay causes the RFT date to be delayed, HYDRAUDYNE will pay to TDI $ 500/day until the delay is remedied. If any delay exceeds sixty (60) days, HYDRAUDYNE will be in default. The sum of all penalties shall not exceed 5% of the contract value. If the penalty cap is reached, HYDRAUDYNE will be in default.
      A grace period of one week is extended at the option of TDI only if the delay will not effect RFT.

4.4. The payment of the contract penalty shall not release HYDRAUDYNE from its obligations hereunder.

4.5. HYDRAUDYNE shall not be liable for loss or damage resulting in any delay or failure to deliver or complete the works within the time specified as a result of acts of God, any civil or military authority, civil disturbances, strikes, fires, floods, other catastrophes, embargoes, any governmental restrictions and any circumstances beyond HYDRAUDYNE' control except delays by its suppliers. In case of such events, HYDRAUDYNE shall, within 7 working days after such an event, notify TDI of the consequences in writing.

      Where HYDRAUDYNE is prevented from or delayed in performing its obligations under this contract by any event under this clause, HYDRAUDYNE shall be given such an extension of time as may be reasonable having regard to the duration of the mentioned events under this clause, the effect of these events on HYDRAUDYNE' operations and HYDRAUDYNE' duty to mitigate the

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      consequences of any delay caused by this clause, however, such extension of time shall not exceed the period of 3 (three) months (in aggregate) following the date of the incident.

4.7. If HYDRAUDYNE is in default as set forth above, TDI may, in addition to any other remedies available under this contract or applicable law (whether law or in equity), terminate this contract upon written notice to HYDRAUDYNE.

4.8. In the event of termination, TDI will return all HYDRAUDYNE furnished supplies to HYDRAUDYNE and HYDRAUDYNE shall return all monies paid by TDI to HYDRAUDYNE.

4.9. Any claims under this clause must be received by HYDRAUDYNE in writing, within seven (7) days after each event.

4.10. The same conditions as mentioned in clause 4.1 - 4.2 and 4.5 - 4.9 under this contract will apply in the favor of HYDRAUDYNE in the case that delay is caused by TDI or the end user.


5.   PLACE OF DESTINATION - INSTRUCTIONS FOR SHIPMENT / TITLE AND RISK

5.1. The place of destination for the items of delivery as stated in Appendix 1 shall be the following address:

     Training Devices International Inc.
     7367 S.Revere Parkway
     Bldg. 2C
     Englewood, Colorado 80112-3931
     United States of America


5.2. Title of HYDRAUDYNE' scope of supply will pass from HYDRAUDYNE to TDI upon RFT and after all contractual payments described in paragraph 10 have been performed.

5.3. Risks of loss of HYDRAUDYNE' scope of supply will be transferred to TDI after installation by HYDRAUDYNE at TDI premises.

6.    LIABILITY INSURANCE

6.1  Insurance Provisions

     Hydraudyne shall hold TDI harmless against all claims resulting from our product and all legal liabilities towards third parties.

6.2  Certificates of Insurance

     Within thirty (30) days after the date of this Contract, Hydraudyne shall provide TDI a certificate of their legal and product liability insurance.


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7.   WARRANTY

7.1. HYDRAUDYNE as a specialist company and having knowledge of the purpose of the subject matter of this contract, shall assume the responsibility for all of its contractual obligations as a whole and warrant with respect to the subject matter of this contract:

        a) conformity to the contents of the contractual technical documents
        b) completeness and correctness of the documentation to be delivered
        c) quality of material
        d) expert and good workmanship

7.2. HYDRAUDYNE shall be promptly notified in writing by TDI during the warranty period of any defect or non-conformance in the parts of the products delivered under this contract.

7.3. Hydraudyne provides warranty for a period of 12 months after RFT or 18 months after installation at TDI, which ever comes first.

7.4. Provided that an examination of defective or non-conforming articles (under mutual agreement) discloses that any defect or non-conformance was caused by negligency, improper use or installation, normal wear and tear, accident, unauthorized repair or alteration by someone other than HYDRAUDYNE, the warranty obligations shall not apply.

7.5. In those cases where, as a consequence of a warranty claim, HYDRAUDYNE shall have to furnish new components, the warranty shall also include the delivery of new replacement material required, free of any charge. The functional compatibility of the replacement material to be adapted or to be newly delivered by HYDRAUDYNE shall be ensured.

7.6. HYDRAUDYNE shall ensure that all parts including recommended spares be available (form, fit and function) for the next 10 years.


8.      PATENT RIGHTS / OWNERSHIP

8.1. HYDRAUDYNE hereby declares that the results of the work are not encumbered by rights of third parties, and shall release TDI from any claims made by third parties, if the results of the work infringe the proprietary rights of third parties.


9.      PRICES

9.1.    The following firm price is agreed for the services and supplies for 2
        (two) motion systems as described in Appendix 1, provided by HYDRAUDYNE hereunder:

                  US$ 1,000,000.-

        Excluding any taxes duties and other fees which may be applicable outside of the Netherlands.
        Excluding the options as mentioned in Appendix 2.
        The price mentioned above is a firm fixed price motion system #1 CIF TDI, Englewood, Colorado, USA, motion system #CIF, (Incoterms
        1990) Boxtel, including the services at Site, as

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        described in Appendix 1. HYDRAUDYNE shall arrange for the shipment of motion system #2 from Boxtel to TDI and invoice TDI at cost for the shipment.


9.2. In the event that, upon request by TDI, HYDRAUDYNE is called upon to provide assistance, outside the scope of this Contract, the rate for such services shall be as per Appendix 3 (Hour Rates).


10.     PAYMENT

        The parties agree on the following terms of payment:

10.1.   Payment schedule

        The following payment schedule is agreed for the price as mentioned in paragraph 9.1:

        1)  15%  of total Contract value as advance payment upon Contract
            Award

        2)  45%  of total Contract value at RFT system 1.

        3)  40%  of total Contract value at RFT system 2.

10.2. Each milestone payment shall only be due if all conditions of the preceding milestones have been fulfilled by HYDRAUDYNE. HYDRAUDYNE will provide a Mannesmann Performance Bond of 5% of each system RFT, valid from the moment that payment is received by HYDRAUDYNE in its free disposal with a validity of six (6) months but not longer than one (1) year after installation of each system after which the Performance
        Bond will be null and void. See Appendix 6 for the Performance Bond Master document.

10.3. All payments shall be made net 30 days after invoice date by wire transfer



11.     RIGHTS OF USE CONCERNING USER DOCUMENTATION

11.1 HYDRAUDYNE declares that it has no knowledge whatsoever concerning third parties' adverse proprietary rights concerning the user documentation.

11.2 Documentation provided will be all that is necessary for the operation, calibration, maintenance, repair, tuning, and modification of the motion system.

11.3 HYDRAUDYNE grants TDI the right to repackage and redeliver the user documentation to the end user.


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12.     RIGHTS OF USE CONCERNING COMPUTER SOFTWARE

12.1. The software provided will be all that is necessary for the operation, calibration, maintenance, repair, tuning, and modification of the motion system. TDI recognizes that HYDRAUDYNE' software is proprietary to HYDRAUDYNE and title remains in HYDRAUDYNE.


13.     EXTRAORDINARY TERMINATION OF CONTRACT, SETTLEMENT OF RESIDUAL CLAIMS

13.1. The parties hereunder agree to the right to an extraordinary termination with settlement of residual claims.

13.2. In the case of a rescission of this contract, by TDI, through no fault of HYDRAUDYNE, wholly or in part, HYDRAUDYNE is entitled to a compensation amounting to the cost incurred by the performance of work or to the expenses incurred including lost profits and reasonable termination costs.

13.3. Any claims raised by HYDRAUDYNE shall be justified and documented. In no case the payments will exceed the amount to which HYDRAUDYNE would have been entitled after fulfillment of the entire contract.


14.     SPARES

14.1. Hydraudyne shall provide to TDI, within 90 days of Contract award, recommendations for spares required to support the supplies delivered by HYDRAUDYNE, in the form of a recommended spares list. This list shall contain the following information for each recommended spare:

        a. vendor part description
        b. vendor name
        c. vendor part name
        d. level of repair (TDI/Vendor/Expendable)
        e. vendor spare recommendations
        f. spare quantity recommendation



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15.     QUALITY CONTROL

15.1 HYDRAUDYNE undertakes to maintain a quality assurance system for this project in accordance with ISO 9001, latest issue.

15.2. TDI, at own expense, shall be entitled to audit HYDRAUDYNE' quality system on a non-interference basis on site, at any time upon notification no less than ten (10) working days in advance.

15.3. HYDRAUDYNE shall maintain adequate record throughout all stages of contract performance of inspections, tests, and other control processes.

15.4. HYDRAUDYNE undertakes to establish similar quality assurance measures with its subcontractors.


16.     QUALITY INSPECTION, FACTORY TESTING AND ACCEPTANCE

16.1. The Quality Assurance of the end user and the Quality Assurance of the representatives of TDI respectively shall be authorized to audit the quality assurance measures related to the subject matter of this contract in accordance with the Quality Assurance Plan of HYDRAUDYNE. Quality Assurance Audits shall be held at the HYDRAUDYNE facility on a non-interference basis. When possible, notification of Quality Audits (inspections) by TDI shall be provided to HYDRAUDYNE 10 (ten) working days prior to the scheduled inspection.

16.2.   Prior to delivery to TDI, HYDRAUDYNE shall perform a Factory
        Test (FT) of the subassemblies subject matter of this contract. All tests will be carried out in accordance with a Standard Factory Test Plan (FTP) for purposes of conducting the FT at HYDRAUDYNE on the date which shall be agreed between the parties no less than two (2) weeks prior to the commencement of FT.

16.3. HYDRAUDYNE shall deliver the FTP to TDI for review and comment at least six (6) weeks prior to the scheduled date of the first FT. Failure of TDI to respond with acceptance or rejection (including complete details pertaining to the rejection) within ten (10) working days shall be considered deemed acceptance of the FTP.

16.4. The Quality Assurance representatives of TDI shall be entitled to attend the FT performed by HYDRAUDYNE. All costs incurred by TDI (e.g. travel
        & living expenses, TDI labor) shall be to the account of TDI.

16.5. With completion of the FT, TDI and HYDRAUDYNE together shall establish a factory test report with a list of all outstanding points. This list shall show all deficiencies identified during the testing, if any, and a reasonable schedule for correction of the deficiencies. The factory test report shall be signed by both parties prior to departure. HYDRAUDYNE then immediately shall start to rectify the defects stated in the factory test report.

16.6 HYDRAUDYNE shall notify TDI, a minimum of fourteen (14) days, in advance of the time when the Factory Test of the subassemblies of the subject matter of this contract shall be carried out.

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16.7    With respect to services performed by HYDRAUDYNE  at TDI's facility,
        TDI shall inspect and test such services, and related products, following the completion of the work and shall sign a certificate of final acceptance before the departure of HYDRAUDYNE personnel from TDI's facility. In the event that testing and inspection identifies deficiencies or failure of the services and related products, HYDRAUDYNE personnel, prior to departure, shall rectify or submit a plan for rectification of said items within a mtutually agreed period of time.


17.     GENERAL ALTERATIONS OF THE CONTRACT

17.1. Alterations of or supplements to this contract shall be valid only if agreed upon between HYDRAUDYNE AND TDI in the form of written amendments to this contract, countersigned by authorized representatives of the parties.


18.     PARTIAL INVALIDITY

18.1. In the event that it is held by a court of law or other lawful authority of competent jurisdiction that any provision of this contract or part thereof is void, illegal, invalid or unenforceable then such provision or part shall be deemed stricken, and the remaining provisions shall be deemed savable and remain valid, in full force and effect. In such case the parties to this contract shall stipulate provisions having a commercial content as similar as possible to the invalid provisions.


19.     VENUE OF JURISDICTION

19.1 The parties to this contract shall endeavor to settle any disputes arising therefrom in a spirit of good faith and mutual understanding. In case of failure to settle such disputes, then for both parties to this contract the sole venue of jurisdiction for all disputes arising directly or indirectly from this contract shall be the State of Colorado, USA.


20.     GENERAL PROVISIONS

20.1. In the event of any inconsistency between the documents which form a part of this contract, the following priority, in order of descending authority, will apply:

        1. Contract
        2. Technical Contract Specification
        3. Milestone Schedule

        These documents shall be part of this contract.

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21.     CONTRACT VALIDITY

21.1. This document together with all attachments referenced in any ensuing contract, constitutes the entire agreement between the parties relating to the sale of products or services and supersedes all previous communications, representations, or agreements, either oral or written, with respect to the subject matter hereof, and no representations or statements of any kind made by any representative of the parties which are not stated herein, shall be binding to the parties.

21.2. No addition to or modifications of any provision of any contract shall be binding on the parties unless made in writing and signed by a duly authorized representative of the parties.


        Accepted: X /s/ Peter Waasdorp                      Date:  22-11-99
                    ----------------------------                 --------------
                  Name: Peter Waasdorp

                  Title: Manger Contracts & Finance

                  Hydraudyne Systems & Engineering, BV
                  Boxtel, The Netherlands



        Accepted: X                                         Date:
                    ----------------------------                 --------------

                  Name: Bruce Betschart

                  Title: President

                  Training Device International Inc.
                  Englewood, Colorado,
                  United States of America



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                                   APPENDIX 1
                                 Scope of Supply
                                    (3 pages)

                      SCOPE OF SUPPLY FOR 2 MOTION SYSTEMS

The delivery of two motion systems, type HSE-6-MS-60-C-5D, consists of the following sub-systems :

01.   2X MOTION BASE ASSEMBLY, each consisting of:
      6x    60 inch stroke (1524 mm) Hydraulic Motion Actuators
      3x    Double Universal Upper Joint Units
      3x    Double Universal Lower Joint Units
      3x    Floor Mounting Pads

02.   2X ACCUMULATOR & FILTER STATIONS, each consisting of:
      3x Subassemblies for two Motion Actuators each consisting of:
            1x    High pressure accumulators
            2x    High pressure filters
            2x    Return line accumulators

03.   2X HYDRAULIC POWER UNIT, each consisting of:
      1x Hydraulic fluid reservoir
      2x Hydraulic pumps for the main flow
      1x Hydraulic pump for cooling and circulation
      1x Power Unit Control Cabinet (PUCC) and maintenance control panel 1x Hydraulic Fluid Conditioning Unit with water cooler
      1x First filling of system
      1x Provisions for a control loading pump set

04.   2X MOTION CONTROL CABINET (MCC), each consisting of:
      1x Digital drive electronics:
         - Motion Computer with motion maintenance and actuator control loop software
         -  Plug-in cards for digital and analog I/O
         - Ethernet interface between host computer and motion control computer 1x Inputs for customer safety interlocks
      1x Inputs and outputs for Access Ramp control
      1x Uninterruptable Power Supply (UPS)
      1x Motion system control Panel
      1x Motion Control Cabinet (MCC) containing the System Electronics.


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05.   2X SET OF INTERCONNECTING HOSES, each consisting of:
      3x Interconnecting hoses between Hydraulic Power Unit and Accumulator Filter Stations: 70 ft Motion System #1, 85 ft Motion System #2
      6x Interconnecting hoses (length 10 ft) between Accumulator Filter
         Stations and Motion Servo Actuators

06. 2X SET OF INTERCONNECTING CABLING, each consisting of:
    - Cabling between HPU Motion Control Cabinet, length approx. 100 ft.
    - Cabling between Motion Cabinet and Motion Base, length approx. 65 ft.
    - Position transducer cabling between Motion Control Cabinet and Upper Joint Units, length approx. 100 ft.


07.   PROJECT ENGINEERING AND MANAGEMENT.
      - Sub-assembly test of actuators, hydraulic power unit and electronics
      - Factory Test of all sub-systems
      - Logistic support

08. QUALITY ASSURANCE AND INSPECTIONS ACCORDING ISO 9001 CERTIFICATION

09.   THREE (3) SETS OF MANUALS, DOCUMENTATION AND DRAWINGS.
      - Operation manual, with start-up and shut-down procedures
      - Maintenance manual, with inspection schemes
      - Parts lists with reference to hydraulic and electrical schemes
      - Interface Control Document
        The ICD will provide all mechanical, electrical and environmental interfaces.
      - Main items parts list
      - Proposed spare parts list

10.   PACKING AND SHIPPING.
      - Packing and shipping CIF - TDI, Englewood, Colorado, USA - System #1, packing Hydraudyne, Boxtel, The Netherlands - Systems #2.

11. ASSEMBLY AND INSTALLATION ON SITE.
        The first motion system to be delivered at TDI will be assembled by Hydraudyne service engineers including travel, board and lodging, for which assistance is required of two (2) TDI mechanical engineers for hoisting, lifting and drilling activities. Assembly includes the hydraulic power supply and the electronic control system.

      One Hydraudyne service engineer will assist the assembly of the second motion system to be delivered at TDI. Assembly and installation assistance is based on ten (10) working days (Monday till Friday), for one (1) Hydraudyne service engineer, including travel, boarding and lodging.

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12.   COMMISSIONING, FINE TUNING AND MAINTENANCE & OPERATION COURSE.
      After completion of the assembly of the first simulator, Hydraudyne system engineers will commission the complete motion system. During commissioning and fine-tuning the complete motion system will be tested with the full payload installed. Activities included:
      - Testing of the motion system functionality
      - Checking of the complete system (hydraulics, electronics, mechanics and software)
      - Fine tuning of the motion performances, in relation to the applicable simulated aircraft type

      During the first delivery a maintenance and operation course for maintenance employees and operators is included with the commissioning of the motion system. During commissioning and fine-tuning Hydraudyne will give an operation course in practice, a one-day course in a classroom and a one-day maintenance course.

      Commissioning and fine-tuning is based on five (5) working days (Monday till Friday), for one (1) Hydraudyne systems engineer, including travel, boarding and lodging.

13.   FAA CERTIFICATION ASSISTANCE
      For FAA Level C/D purposes. Hydraudyne provides TDI, at the time of initial FAA evaluation, with a systems engineer for a total period of 5 working days. The main task of the system engineer is to assist TDI with final tuning adjustments to the motion system in order to receive certification by the FAA. The FAA assistance includes travel, board and lodging for one systems engineer and is based on 5 working days.

14.   FINANCIAL ARRANGEMENT

      Hydraudyne will supply a financial arrangement to TDI. TDI will pay 15% of the total Contract value at Order Award. Thereafter TDI will not be invoiced until the Flight Simulator is ready for training. The total period of this financial arrangement is limited to 18 months, starting at the date of Order Award. The financial arrangement, as agreed upon between Mr. Peter Waasdorp (Manager Contracts & Finance, Hydraudyne) and Mr. Ron Ellington (CEO TDI) will form the basis for payments between TDI and Hydraudyne regarding this contract. All costs for the financial arrangement including interest costs will be taken care of by Hydraudyne/Mannesmann Rexroth (see attached side letter of Mr. Peter Waasdorp).


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

                              [LETTERHEAD]

Re: Contract for two flight Simulator program of Beech 1900 Simulators.

Dear Ron,

As promised we have evaluated the possibility to extend your payment from the period of delivery of our equipment till the moment the systems are ready for Training at T.D.I.'s premises. This RFT takes place 6 months after final tuning by Hydraudyne.

Due to the Milestone Schedule Appendix 4 of our contract the commence of Tuning is scheduled for system I on June 26th, 2000 and for system II on September 15, 2000. This means that your payment of 85% for system should take place before the end of 2000 and for system II before March 2001.
Based on your financial information, which we received on November 12, 1999, we are willing to accept this payment schedule based on the following conditions.

- Hydraudyne reserves the right of Title of the delivered equipment till 100% payment has been executed by T.D.I.

- T.D.I. declares in writing that no thrid party can claim property rights on the delivered motions systems until title is transferred to T.D.I.

- T.D.I. shall show Hydraudyne before delivery that they have the financial strength to fulfil the financial obligation on the moment the systems are ready for training.

- Hydraudyne will deliver a cost system, type HSE-6-MS-60-C-5D according Appendix 5 of the contract.

- On shipment of the systems T.D.I. will present a duly signed commitment letter (no bank draft) stating that TDI will pay Hydraudyne the payment milestone of 85% of each system at the moment the systems are ready for training. (RFT), however at the latest 6 months after final tuning of the systems.

-  Financing costs for this extended payment will be paid by Hydraudyne.

Of course this obligation will come effective in case Hydraudyne fulfils its contractual obligations. If you can confirm the above statements, the in the meantime in good co-operation between our companies negotiated contract shall be effective, and will be signed by both of us not later that November 22, 1999. This letter will be as a part of our side letter of our contract referring to item 14, page 15.

We thank you in advance for your efforts and we look forward to a good and frutiful co-operation.

Kind regards,

HDYRAUDYNE SYSTEMS & ENGINEERING B.V.

/s/ Peter Waasdorp

Peter Waasdorp
Manager Contracts & Finance

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
                                   APPENDIX 2
                            Supply Prices and Options
                                    (1 page)

2X TOTAL MOTION SYSTEM TYPE HSE-6-MS-60-C-5D, INCL.:

              Project engineering
              Project management
              QA system
              Documentation conform HYDRAUDYNE standard
              Design reviews for first motion system
              Drawings
              Packing, transport, and delivery of the motion systems
                (conform this contract)
              Assembly + plus assembly assistance on second motion system Installation for first motion system (no civil works) Commissioning
              Maintenance and operation course (2 days)
              Fine tuning
              FAA Assistance
              Financial arrangement

Total price   US$  1,000,000.- per two (2) systems

Options for two motion systems (not included in scope of supply):

1.    SPARE PARTS PACKAGE, CONSISTING OF:
      1x Hydraulic actuator including servo controlled proportional valve
      1x Digital I/O card
      1x Axial piston pump
      1x Set of air breathers
      1x Set of fuses and bulbs for the Power Unit Control Cabinet and Motion
         Control Cabinet
      1x Packing and transport (CIF, Incoterms 1990) Denver USA, System #1;
         CIF Boxtel, The Netherlands, System #2

      Total supply price:   US$ 46,000

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

                                   APPENDIX 3

                         Hour Rates Hydraudyne Engineers
                                    (1 page)


HOUR RATES SERVICE ENGINEER

1. Hour rates are valid for travel-, working- and waiting hours.

          --------------------------------------------------

          Rates Zone II       Service Engineer   Systems
                                (Hydraulic)      Engineer
          --------------------------------------------------
          --------------------------------------------------

 1.1      Normal
          working-hours       US$ 60.-         US$  90.-
          07:00 - 17:00
          --------------------------------------------------
          --------------------------------------------------

 1.2      Overtime hours      US$ 72.-         US$ 120.-
          Monday/Friday
          --------------------------------------------------
          --------------------------------------------------

 1.3      Weekend hours       US$ 100.-        US$ 140.-
          Saturday/Sunday
          --------------------------------------------------
          --------------------------------------------------

 1.4      Hours on national
          legal holidays in   US$ 115.-        US$ 155.-
          Holland
          --------------------------------------------------



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



                                   APPENDIX 4

                               Milestone Schedule
                                    (1 page)

Contract Award                                               November 22, 1999
Kick-Off Meeting - TDI Facility                              December 6, 1999
Preliminary ICD to TDI                                       February 4, 2000
Initial ATP to TDI                                           March 13, 2000
TDI ATP Comments to HYDRAUDYNE                               March 27, 2000
Final ATP                                                    April 10, 2000
Final ICD to TDI                                             April 10, 2000
Electronics and Software (Motion Computer, etc.) to TDI      April 10, 2000
FAT - System #1                                              April 24, 2000
Ship - System #1                                             May 5, 2000
Delivery - System #1 to TDI                                  June 5, 2000
Commence Installation - System #1 at TDI                     June 5, 2000
Receipt of Preliminary Documentation by TDI                  May 29, 2000
Commence Tuning - System #1 at TDI                           June 19, 2000
Training Classes at TDI                                      June 26, 2000
Ship - System #2                                             July 1, 2000
Delivery - System #2 to TDI                                  August 1, 2000
Commence Installation - System #2 at TDI                     August 1, 2000
Receipt of Final Documentation by TDI                        September 15, 2000


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



                                   APPENDIX 5

                   Technical Specification HSE-6-MS-60-C-5D



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



                                   APPENDIX 6

                        Master document Performance Bond




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